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                                                                  EXHIBIT 99.1


CONTACTS AT ATC COMMUNICATIONS GROUP:
MATTHEW S. WALLER, (972) 830-1800
Chief Financial Officer
SCOTT D. GUFFEY, (972) 830-1800,
Vice President - Finance, Acquisitions and Investor Relations

CONTACTS AT IQI, INC.:
AL GIRARDI, of GCI Group, (212) 546-2208
LAURA SWYMER, of GCI Group, (212) 546-1453



        ATC COMMUNICATIONS AND IQI, INC. TO CREATE TELESERVICES LEADER
                    IN ONE OF THE LARGEST INDUSTRY MERGERS

                TRANSACTION CREATES A TOP TIER INDUSTRY LEADER;
                      THIRD LARGEST TELESERVICES MERGER

TWO TELESERVICE LEADERS JOIN COMPLEMENTARY OPERATIONAL STRENGTHS, ESTABLISHING
                   A PLATFORM FOR A VIGOROUS GROWTH STRATEGY

DALLAS AND LOS ANGELES, APRIL 8, 1998 - Dallas-based ATC Communications Group, Inc. (NASDAQ: ATCT) and Los Angeles-based IQI, Inc., two of the nation's leading teleservices companies, announced today a definitive agreement for a stock-for-stock merger of the two companies. The combined company, with an enterprise value of approximately $150 million, is the result of the third largest merger in the industry and will create a top tier entity. The transaction requires ATC Communications Group shareholder and regulatory approvals, and is expected to be completed within 90 days.

The new company will offer complete, integrated marketing services including customer acquisition, customer care, and market research to leading corporations. On a historical pro-forma basis, the combined company's 1997 revenues were approximately $250 million. The combined company has approximately 8,000 teleservices professionals, 6,000 workstations, and 21 call centers. The company's combined client base includes American Express, AT&T, Bell South, First USA, Proctor & Gamble, Sears, U.S. West, Universal Card, and Western Union.

"This merger not only dramatically increases the array of value-added services we will provide, but also expands our core competencies so integral to building

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ATC COMMUNICATIONS AND IQI, INC. TO CREATE TELESERVICES LEADER
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and strengthening strategic client partnerships," noted Stephen A. McNeely,
CEO of IQI and the announced CEO of the new entity. "The combined company will provide total customer care, customer acquisition and custom market research. By coupling this strong product portfolio with our tremendous platform in people, information systems and facilities, we are poised to accelerate growth. We will truly be a customer driven, innovative, growth oriented, integrated marketing services provider."

"This merger matches a leader in inbound teleservices, ATC, with a leader in outbound services, IQI - it's a great strategic fit that enhances the capabilities of both companies," said Michael G. Santry, chairman and CEO of ATC. "The strong, senior-level corporate relationships that both ATC and IQI have with present customers will also help fuel growth in our new company."

Mr. Santry will co-chair the combined company with Dr. Paul G. Stern, a founding partner of Thayer Capital, IQI's largest shareholder.

"Combining IQI's unique capabilities in multilingual, pay-for-performance, and database management with ATC's information technology platform will create a strong, strategic weapon, allowing us to quickly add new call centers in a cost effective manner," Dr. Stern explained. "The combined company is a powerful platform for growth."

To accomplish the merger, ATC will issue approximately 34.2 million shares of stock in exchange for IQI's equity. IQI shareholders will own 57.5% of the common stock after the merger and ATC shareholders will own 42.5% of the combined company's shares. The company will continue to be traded on the NASDAQ National Market System. CIBC Oppenheimer Corp. is acting as ATC's financial advisor in this transaction.

New directors of the combined company will include Frederic V. Malek, chairman of Thayer Capital and former president of Northwest Airlines and Marriott Hotels; Drew Lewis, former chairman of Union Pacific Railroad and Secretary of Transportation; and Peter Ueberroth, former commissioner of baseball; as well as Mr. McNeely, Mr. Santry, and Dr. Stern.

ATC Communications Group, Inc. is a 12-year-old publicly held company. Its operating subsidiary, ATC Communications, offers custom-developed strategic

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ATC COMMUNICATIONS AND IQI, INC. TO CREATE TELESERVICES LEADER
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sales and service applications, outsourced and facility management operations, and traditional high-volume, transaction-based teleservices. ATC employs over 3,500 people and has six call centers equipped with approximately 3,200 dual mode workstations.

IQI, a pioneer in the teleservices industry since 1968, provides integrated marketing services through its vast telemarketing resources, custom research capabilities, database management skills and proprietary databases to give clients an unsurpassed competitive edge in the marketplace. IQI employs more than 4,700 people and has equipped over 2,700 workstations in 15 call centers.

IQI's Elrick & Lavidge division is recognized as one of the premier custom market research firms in the United States. Established in 1951, Elrick & Lavidge provides clients, representing a broad range of industries, with customer satisfaction, quantitative, and qualitative research and marketing services. Elrick & Lavidge's clients include American Century, Compaq, Frito Lay, Hallmark, 3M, and Proctor & Gamble.

Thayer Capital is a private equity investment firm based in Washington D.C. It manages Thayer Equity Investors III, a private fund raised by Thayer partners, Frederic V. Malek, Rick Rickertsen, and Paul G. Stern. The fund's goal is to generate superior equity returns through acquisitions of companies where Mr. Malek and Dr. Stern have significant operating experience.

Dr. Stern served as chairman and CEO of Northern Telecom, president and COO of Burroughs Corporation (now Unisys Corporation) and chairman and CEO of Braun AG in Germany. Mr. Malek was president and vice chairman of Northwest Airlines and, earlier, president of Marriott Hotels and Resorts. Mr. Rickertsen has worked in the investment industry for 12 years and, prior to joining Thayer, worked at Brentwood Associates and Morgan Stanley & Co.

Worldwide, teleservices spending exceeds $100 billion per year, with the U.S. teleservices sector estimated at approximately $80 billion and growing 8-10% annually. Outsourcing in teleservices, a core competency of the merged firms, is growing at an even higher rate.

THE FOLLOWING IS A "SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS CONTAINED IN THIS DOCUMENT THAT ARE NOT BASED ON HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS". TERMS SUCH AS "ANTICIPATES", "BELIEVES", "ESTIMATES",

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ATC COMMUNICATIONS AND IQI, INC. TO CREATE TELESERVICES LEADER
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"EXPECTS", "PLANS", "PREDICTS", "MAY", "SHOULD", "WILL", THE NEGATIVE THEREOF
AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS ARE BY NATURE SUBJECT TO UNCERTAINTIES AND RISKS, INCLUDING BUT NOT LIMITED TO: APPROVAL BY REGULATORY AUTHORITIES AND THE SHAREHOLDERS
OF ATC COMMUNICATIONS GROUP, INC. AND IQI, INC. OF THE MERGER; THE
ACHIEVEMENT OF EXPECTED SYNERGIES AND BENEFITS OF COMBINATION AND CONSOLIDATION; THE ABILITY TO INTEGRATE DISTINCT BUSINESSES AND OPERATIONS SMOOTHLY AND TO AVOID OR MINIMIZE THE DISRUPTION CAUSED BY BUSINESS COMBINATIONS; AND OTHER OPERATIONAL, FINANCIAL OR LEGAL RISKS OR
UNCERTAINTIES DETAILED IN THE COMPANY'S SEC FILINGS FROM TIME TO TIME.

THE OFFERING OF ATC COMMUNICATIONS GROUP, INC. COMMON STOCK TO THE SHAREHOLDERS OF IQI, INC. IN CONNECTION WITH THE MERGER WILL BE MADE ONLY BY MEANS OF A PROSPECTUS/PROXY STATEMENT. A REGISTRATION STATEMENT RELATING TO THE ATC COMMUNICATIONS GROUP, INC. COMMON STOCK TO BE ISSUED TO IQI, INC. SHAREHOLDERS WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL WITHOUT THE REGISTRATION OR QUALIFICATION OF SUCH SECURITIES UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

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